Exhibit 99.1

Paya Announces Election of Debora Boyda to its Board of Directors

Boyda brings extensive transformation experience and operational expertise

Atlanta, GA – May 31, 2022 (GLOBE NEWSWIRE) — Paya Holdings Inc. (NASDAQ: PAYA), a leading integrated payments and commerce solution provider, today announced the election of Debora Boyda to its board of directors. Ms. Boyda brings to Paya 35 years of business leadership, with extensive transformation experience and operational expertise.

Ms. Boyda was CEO of Isobar/Dentsu International, a $200 million digital services firm, and served on Dentsu’s North American Executive Leadership team. Previously, Ms Boyda was President at Razorfish/Publicis, a $265 million digital services firm. In those roles, Ms. Boyda was responsible for the revenue, profit, and strategic vision for the organizations. Ms. Boyda drove growth in operating profit and led organizational transformations, including the acquisition and integration of outside firms to drive scale. Earlier in her career, Ms. Boyda was General Manager of a $350 million business unit at Beam Global Spirits & Wine. Ms. Boyda holds a BA from Harvard University and an MSA from Northwestern University, and is currently a board director for Wells Enterprises, a large manufacturing company in the consumer goods industry, and Trustmark Benefits, a national employee benefits company with $2.6 billion in assets.

“Deb brings to the table a deep and impressive track record of business transformation, growth, and success,” said Aaron Cohen, Chairman of the Board of Paya. “We are thrilled to add this wealth of experience to the Paya Board, and I am confident that Deb’s perspectives will drive value for all Paya stakeholders as we continue to execute on our long-term strategy.”

“Paya stands today at an exciting juncture in its history,” said Ms. Boyda. “With an innovative, differentiated product portfolio, deep in-house domain expertise, and strong opportunity for market expansion, Paya is well-positioned to accelerate growth, and I look forward to participating in Paya’s journey as a board director.”

About Paya

Paya is a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. The company processes over $40 billion of annual payment volume across credit/debit card, ACH, and check, making it a top provider of payment processing in the US. Paya serves more than 100,000 customers through over 2,000 key distribution partners focused on targeted, high-growth verticals such as healthcare, education, non-profit, government, utilities, manufacturing, and other B2B end markets. The business has built its foundation on offering robust integrations into front-end CRM and back-end accounting systems to enhance customer experience and workflow. Paya is headquartered in Atlanta, GA, with offices in Reston, VA, Fort Walton Beach, FL, Mt. Vernon, OH, and Dallas, TX. For more information about Paya, visit www.paya.com. Follow us on Twitter (PayaHQ) and LinkedIn (Paya).

Note Regarding Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. You should not place undue reliance on such statements as we cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ are included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021.

Investor Contact:

payair@icrinc.com

Media Contact:

Emily Bell

212-784-5704

ebell@groupgordon.com